                                                                    Exhibit 21.1


                                                                    STATE OR OTHER JURISDICTION OF
      EXACT NAME OF REGISTRANT AS                                          INCORPORATION OR
        SPECIFIED IN ITS CHARTER                                            ORGANIZATION
-----------------------------------------------------  ----------------------------------------------------
Blaya Inc                                                                     Delaware
Oro Spanish Broadcasting Inc                                                  California
Radio Unica Network, Inc.                                                     Delaware
Radio Unica of Chicago, Inc                                                   Delaware
Radio Unica of Chicago License Corp                                           Delaware
Radio Unica of Dallas, Inc                                                    Delaware
Radio Unica of Dallas License Corp                                            Delaware
Radio Unica of Denver, Inc                                                    Delaware
Radio Unica of Denver License Corp                                            Delaware
Radio Unica of Fresno, Inc.                                                   Delaware
Radio Unica of Fresno License Corp                                            Delaware
Radio Unica of Houston License Corp                                           Delaware
Radio Unica of Los Angeles                                                    Delaware
Radio Unica of Los Angeles License Corp                                       Delaware
Radio Unica of McAllen, Inc                                                   Delaware
Radio Unica of McAllen License Corp                                           Delaware
Radio Unica of Miami, Inc                                                     Delaware
Radio Unica of Miami License Corp                                             Delaware
Radio Unica of New York, Inc                                                  Delaware
Radio Unica of New York License Corp                                          Delaware
Radio Unica of Phoenix, Inc                                                   Delaware
Radio Unica of Phoenix License Corp                                           Delaware
Radio Unica of Sacramento, Inc                                                Delaware
Radio Unica of Sacramento License Corp.                                       Delaware
Radio Unica of San Antonio, Inc.                                              Delaware
Radio Unica of San Diego, Inc.                                                Delaware
Radio Unica of San Diego License Corp.                                        Delaware
Radio Unica of San Francisco Inc                                              Delaware
Radio Unica of San Francisco License Corp                                     Delaware
Radio Unica Sales Corp                                                         Florida
Radio Unica of Tucson, Inc                                                    Delaware
Radio Unica of Tucson License Corp                                            Delaware



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